SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                   Pursuant to

                           Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                 August 23, 2000
                Date of Report (Date of Earliest Event Reported)



                             etravelserve.com, Inc.
                         (Formerly Revenge Marine, Inc.)
   -------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


   000-25003                      Nevada                       36-3051776
---------------                  --------                     ------------
 (Commission                   (State or Other                (IRS Employer
 File Number)                  Jurisdiction of               Indentification
                               Incorporation)                     Number)


c/o EMO Corporate Services
100 NE 3rd Ave, Ste. 1100
Ft. Lauderdale, FL                                                     33301
---------------------------------------                             ------------
(Address of principal executive offices)                             (Zip Code)


                                 (561) 417-0688
               Registrant's telephone number, including area code




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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

          On August 23, 2000, etravelserve's (the "Company") wholly owned subsidiary, Preferred Travel & Tours, Inc., a Florida corporation ("Preferred"), purchased essentially all of the assets of Journeys Unlimited on the Concourse, Inc., a Florida corporation ("Journeys Unlimited"), pursuant to an Asset Purchase Agreement dated as of August 23, 2000 (the "Agreement") by and among Journeys Unlimited, Angela Roughton, the controlling principal of Journeys Unlimited ("Roughton"), and Preferred.

         Preferred acquired all of the assets which Journeys Unlimited utilized in its business as a travel agency. The purchase price for those assets was $60,000 which was payable $40,000 in cash and $20,000 in stock of the Company valued as of August 22, 2000. A description of the assets acquired include ticket stock, merchandise, and other tangible personal property located on the business premises of Journeys Unlimited (including various office equipment items, computers and leasehold improvements), and the goodwill, trade names, customer lists and other intangible property previously used by Journeys Unlimited in its travel agency business.

         The funds required to pay for the assets purchased pursuant to the Agreement were derived from the Company's cash reserves. The purchase price for the assets was ascertained by the Company through an assessment of their fair market value as of the time of the Agreement.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  Pursuant to Rule 3-05(b)(2)(i) of Regulation S-X, none of the conditions specified in Rule 1-02(w) exceeds 20% and, therefore, financial statements are not required.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  None required consistent with Item 7.(a) above and pursuant to the General Instructions to Form 8-K, Item 7. (b).

         (c)      EXHIBITS.

                  1. Asset Purchase Agreement dated as of August 23, 2000 between Preferred, Journeys Unlimited and Roughton.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                     ETRAVELSERVE.COM, INC..


Date: September 20, 2000                             By:  /s/ Paul R. Johnson
                                                     ------------------------
                                                     Chief Executive Officer



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